                                   EXHIBIT 10.19

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

                             WARRANT TO PURCHASE
                   COMMON STOCK OF FINANCIAL INTRANET, INC.

         This certifies that Josephberg, Grosz & Co. (the "Holder"), for value received, is entitled to purchase from FINANCIAL INTRANET, INC., a Nevada corporation (the "Company") 75,000 shares of the Company's Common Stock (the "Common Stock") for a per share exercise price equal to forty cents ($.40)(the "Per Share Exercise Price"). This right may be exercised at any time from the date hereof, up to and including 5:00 p.m. (New York City time) on the fifth anniversary of the date hereof (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant, properly endorsed, with the Subscription Form attached hereto as Exhibit A duly filled in and signed in, and if applicable, the investment representations attached hereto as Exhibit B, upon payment in cash or by check of the aggregate Per Share Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.

1.       ISSUANCE OF CERTIFICATES.

         Certificates for the shares of Common Stock acquired upon exercise of this Warrant, together with any other securities or property to which the Holder is entitled upon such exercise, will be delivered to the Holder by the Company at the Company's expense within five business days after this Warrant has been so exercised.

         Each  Common  Stock   certificate   so   delivered   will  be  in  such
denominations of Common Stock as may be requested by the Holder and will be registered in the name of the Holder. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company will cancel this Warrant and execute and deliver a new warrant or warrants of like tenor for the balance of the shares purchasable under this Warrant to the Holder within a reasonable time after surrender of this Warrant.

2.       SHARES FULLY-PAID, NONASSESSABLE, ETC.

     All shares of Common Stock issued upon exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The

Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as from time to time are sufficient to effect the full exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the full exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as is sufficient for such purpose. The Company will take all such action as may be necessary to assure that such securities may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company will not be required to effect a registration under Federal or state securities laws with respect to such exercise, except as may be set forth in Section 3 below and in the Registration Rights Agreement between the Company and the Holder.

3.       ADJUSTMENTS.

         3.1 Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Common Stock, the Per Share Exercise Price in effect immediately before that subdivision will be proportionately decreased. Conversely, if the Company at any time or from time to time during the term of this Warrant combines the outstanding shares of Common Stock into a smaller number of shares, the Per Share Exercise Price in effect immediately before the combination will be proportionately increased. Any adjustment under this Section
3.1 will become effective at the close of business on the date the subdivision or combination becomes effective.

         3.2 Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time during the term of this Warrant makes, or fixes, a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event the Per Share Exercise Price that is then in effect will be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Per Share Exercise Price then in effect by a fraction
(a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (b) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the Per Share Exercise Price will be recomputed accordingly as of the close of business on such record date and thereafter the Per Share Exercise Price will be adjusted pursuant to this

Section 3.2 to reflect the actual payment of such dividend or distribution.

         3.3 Adjustments for Other Dividends and Distributions. If the Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision will be made so that the Holder will receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company that it would have received had this Warrant been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by them as aforesaid, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder hereunder or with respect to such other securities by their terms.

         3.4 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time during the term of this Warrant the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 3), the Holder will have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change into which the shares of Common Stock issuable upon exercise of this Warrant immediately prior to such recapitalization, reclassification or change could have been converted, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

         3.5 Reorganizations. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 3), as a part of such capital reorganization, provision will be made so that the Holder will thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled on such capitalization reorganization, subject to adjustment in respect of such stock or securities by the terms thereof.


         3.6 Certificate of Adjustment. In each case of an adjustment or readjustment of the number of Warrant Shares issuable upon exercise of this Warrant or the Per Share Exercise Price, the Company, at its expense, will compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and will mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The certificate will set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the Per Share Exercise Price at the time in effect, and (b) the type and amount, if any, of other property that at the time would be received upon exercise of this Warrant. Except for adjustments of the Per Share Exercise Price pursuant to Sections 3.1, 3.2, 3.3, 3.4 and 3.5, the Per Share Exercise Price cannot be increased without the consent of the Holder.

         3.7 Notices of Record Date. Upon (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any sale of all or substantially all of the assets of the Company or any voluntary or involuntary dissolution, liquidation or winding up of the Company or (c) a proposed sale of substantially all of the assets of the Company or a proposed merger in which the Company will not be the surviving entity, the Company will mail to the Holder at least twenty (20) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, recapitalization, asset sale, dissolution, liquidation or winding up is expecting to become effective, and (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) will be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, asset sale, dissolution, liquidation or winding up.

4.        LIMIT ON SHARES SUBJECT TO ISSUANCE

         Notwithstanding anything else herein to the contrary, each holder of this Warrants may not receive shares of Common Stock upon exercise of this Warrant, and this Warrant shall not be deemed exercisable, to the extent that after such exercise, the sum of (1) the number of shares of Common Stock owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed owned through the ownership of the unexercised portion of the warrants or the unconverted portion of the convertible promissory notes previously issued to the Investor (the "Notes")) and (2) the number of shares of Common Stock issuable upon the exercise of the warrants and the conversion of the Notes and any previously issued warrants or Notes with respect of which the determination of this proviso is being made, would result in ownership by the Holder and its affiliates of 4.99% or more of the Company's issued and outstanding shares of Common Stock following such conversion. This restriction shall be binding upon any transferee of this Warrant. The preceding shall not interfere with the Holder's right to exercise this Warrant over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common

Stock so long as the Holder and its affiliates do not own more than 4.99% of the then outstanding Common Stock at any given time. The Holder shall make a representation regarding the number of shares of Common Stock owned by the Holder and its affiliates on the Subscription Form attached hereto as Exhibit A which shall be submitted with this Warrant and payment of the aggregate Per Share Exercise Price upon exercise of this Warrant.

5. REDEMPTION The Company shall have the right to redeem the warrants for $.001 per share upon 20 days notice if the closing bid price per share of Common Stock as quoted on the OTC Bulletin Board or NASDAQ is a minimum of $4.00 per share for 30 consecutive trading days prior to the provision of the redemption notice pursuant to Section 11, provided that if such notice is sent via facsimile to both the Holder and Cardinal Capital Management Inc. ("Cardinal"), notice shall be deemed given upon receipt by either the Holder or Cardinal. The Holder will have the right to exercise the warrant at any time following such notice and prior to redemption. The Company shall not be entitled to redeem this Warrant in the event it is in default of this Warrant or the Subscription Agreement (including all exhibits annexed thereto), or there is a default by the Pledgee (Guarantor) under the Pledge and Security Agreement or Guaranty.

6. TAXES. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon exercise of this Warrant, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other that in which this Warrant was registered.

7.       CLOSING OF BOOKS.

         The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

8.       NO VOTING OR DIVIDEND RIGHTS.

         Nothing contained in this Warrant will be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest will be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant has been exercised.

9.       WARRANTS TRANSFERABLE.

     Subject to compliance with applicable Federal and state securities laws and the restrictions imposed by any other written agreement between the Holder and the Company, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of this Warrant.

10.      MODIFICATION AND WAIVER.

         This  Warrant  and  any  provision  hereof  may  be  changed,   waived,
discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. NOTICES. Any notice required by the provisions of this Warrant will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices will be addressed to the Holder at the address of the Holder appearing on the books of the Company.

12. LOST WARRANTS. The Company represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such warrant, the Company, at its expense, will make and deliver a new warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated warrant.

13. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued upon exercise of this Warrant. If the exercise would result in the issuance of any fractional share, the Company will, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the closing bid price of the Company's Common Stock on the date of conversion.

14.      GOVERNING LAW.

         14.1 This Warrant will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of New York without regard to conflict of laws principles.

         14.2 Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the court of the state of New York without reference to its conflicts of laws rules or principles. The Company and the Holder hereby expressly and irrevocably submits to the exclusive jurisdiction of the federal Courts of the state of New York sitting in the Southern District for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Holder and the Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Holder and the Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum.




                     THE REST OF THIS PAGE IS LEFT BLANK

         The Company has executed this Warrant as of this 8th day of February, 1999.

                                FINANCIAL INTRANET, INC.


                                By: /s/Michael Sheppard

                                      Name:
                                      Title:





By: /s/Maura Marx

Name:
Title:

                             EXHIBIT A TO WARRANT

                              SUBSCRIPTION FORM


                                                       Date:

FINANCIAL INTRANET, INC.
410 Saw Mill River Road
Ardsley,  NY 10502
Attn: President

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the warrant issued to it by FINANCIAL INTRANET, INC. (the "Company") dated as of ___________________ and to purchase thereunder ____________________ (_________) shares of the Common Stock of the Company at a purchase price of _____ cents ($0.__) per Share, for an aggregate purchase price of _____________________ ($___________) (the "Purchase
Price").

         Pursuant to the terms of the warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

         The undersigned represents that as of the date hereof, the undersigned and its affiliates do not own more than ___________ shares of Common Stock of the Company.

         The undersigned also makes the representations set forth on the attached Exhibit B of the warrant if applicable.

                                                              Very truly yours,


                                      ------------------------------
                                      By:____________________________
                                      Title: __________________________

                             EXHIBIT B TO WARRANT

                          INVESTMENT REPRESENTATIONS


THIS CERTIFICATE MUST BE COMPLETED, SIGNED AND RETURNED TO FINANCIAL INTRANET, INC. ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT WILL BE ISSUED UNLESS THE COMMON STOCK IS SUBJECT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.


                                          _____________________, 199__


FINANCIAL INTRANET, INC.
410 Saw Mill River Road
Ardsley, New York 10502
Attn: President

         The undersigned, _________________ ("Purchaser"), intends to acquire up to ______ shares of the Common Stock (the "Stock") of FINANCIAL INTRANET, INC. (the "Company") from the Company pursuant to the exercise of certain warrants to purchase Stock held by Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

         Without limiting the Purchaser's right to sell transfer or otherwise convey the Stock, the Purchaser is acquiring the Stock for its own account, to hold for investment, and Purchaser will not make any sale, transfer or other disposition of the Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law. Purchaser is an "accredited investor" as defined in Rule 501 promulgated under Regulation D.

Purchaser has been has been informed that under the 1933 Act, the Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Stock. Purchaser further agrees that the Company may refuse to permit

Purchaser to sell, transfer or dispose of the Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

         Purchaser also understands and agrees that there will be placed on the certificate(s) for the Stock, or any substitution thereof, legends stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Stock with Purchaser's counsel.


                                                              Very truly yours,



                                      By: ________________________________

                                      Title: ______________________________